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                                                                   Exhibit 99(b)


                  SECTION 1350 CERTIFICATION OF PERIODIC REPORT

I, James K. Vizanko, Vice President, Chief Financial Officer and Treasurer of ALLETE, Inc. (ALLETE), certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1. The Quarterly Report on Form 10-Q of ALLETE for the quarterly period ended March 31, 2003 (Report) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of ALLETE.



Dated:  May 9, 2003


                                             James K. Vizanko
                                             -----------------------------------
                                             James K. Vizanko
                                             Vice President, Chief Financial
                                             Officer and Treasurer


A signed original of this written statement required by Section 906 has been provided to ALLETE and will be retained by ALLETE and furnished to the Securities and Exchange Commission or its staff upon request.